CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH
                             OMISSIONS.
                                                     Exhibit 10.2
                                                     ------------
                             AMENDMENT

Amendment by and between Shiva Corporation, a Massachusetts corporation, with offices at 28 Crosby Drive, Bedford, MA and Northern Telecom Inc., a Delaware corporation, with offices at 4001 E. Chapel Hill-Nelson Hwy., Research Triangle Park, NC.

Northern Telecom Inc. and Shiva Corporation agree that:

   (a) Section 5 of that certain Agreement by and between Shiva Corporation and Northern Telecom Inc. which was executed by the parties thereto on February 27, 1998 ("2/27/98 Agreement") is deleted in its entirety and replaced with the following:

       5. Upon the exercise under Section 4 above by NORTEL of its rights pursuant to Section 16.5 of the M&A Agreement (as amended as described above) with respect to the PRODUCTS described in Exhibit E, Addenda 6 and 7, SHIVA shall at NORTEL's option, (which may be exercised through December 31, 1998) and for and in consideration of the payment of Six Million Dollars ($6,000,000.00) by NORTEL to SHIVA: provided that such sum shall be payable in equal quarterly installments over ten (10) calendar quarters: (a) provide to NORTEL within ***** (**) days of the exercise of such option a ******* in form satisfactory to NORTEL pursuant to which NORTEL, and any *********** as NORTEL may ********* ("NORTEL ********"), including, but not limited to, ************************** and/or its
          parent, subsidiary and affiliated companies, entities and all of their shareholders, directors, officers, employees, attorneys, agents, successor and assigned (collectively, "*****") shall be *********** and ************************* any and all ****** and ******
          which SHIVA (including its officers, directors, shareholders, employees, agents, assigns, transferees and beneficiaries) may have ************************
          ******* NORTEL, a NORTEL ********, including, but not limited to, *****, including, but not limited to, any such ****** and ****** which SHIVA ********* to NORTEL by letter dated January 29, 1998 from James L. Zucco to Glenn Falcao, and all related or similar ****** and ******, including without limitation any patent, trade secret and/or other intellectual property ************ or *********************** and any
          **************** or ***************************
          ********************, with respect to NORTEL, or any NORTEL ********, including, but not limited to, *****, or (b) assign to NORTEL or any NORTEL ******** all such ****** and ****** within such ***** (**) day period in form satisfactory to NORTEL. Such ********** assignment shall be effective upon payment of the first quarterly payment of Six Hundred Thousand Dollars ($600,000.00) set forth in this Section and shall be subject to revocation by SHIVA in the event NORTEL is in breach of its obligation to pay any of the quarterly payments set forth in Sections 4 or 5 for more than thirty (30) days after written notice of such breach is provided to NORTEL by SHIVA. Such ******* or assignment shall also not be subject to or conditioned upon any regulatory approvals which may be required with respect to the exercise by NORTEL of the rights set forth in Section 4.

      CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
       SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH
                              OMISSIONS.

   (b) Section 7 of the 2/27/98 Agreement is deleted in its entirety and replaced with the following:

       7. SHIVA's standard and published United States list price for each PRODUCT ordered by NORTEL shall be reduced by a discount of ***** percent (**%) except as follows:
          (a) a discount of **% for Rapport 112 PRODUCTS which are sold to CARRIER/ISPs and Nortel agrees that it will not sell Rapport 112 PRODUCTS or Rapport 678 PRODUCTS which include components provided from SHIVA at **% discount, to ENTERPRISE markets and/or customers, and
          (b) RCAS PRODUCT which shall be ordered at the price specified in Exhibit E, Addendum 6.

This Amendment may be executed by the parties hereto on separate counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument. Any signature of this Agreement by a party which is communicated by that party to the other party through facsimile shall constitute execution of this Agreement by the communicating party.

Except as set forth in this Amendment, the above-referenced
Agreement between Shiva Corporation and Northern Telecom Inc.
shall remain unchanged and enforceable in accordance with its terms.


Shiva Corporation                 Northern Telecom Inc.


By: /s/ James L. Zucco            By: /s/ Glenn Falcao
    -----------------------           --------------------------
                                          Vice President/General
                                          Manager
Title: President & CEO            Title:  Public Data Networks
       --------------------               ----------------------
Date:  March 13, 1998             Date:   March 13, 1998
       --------------------               ----------------------

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